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ASSET-BACKED FINANCING FACILITY
Advanta Business Services Corp., as Servicer
Monthly Servicer Certificate

Collection Period:                      October 1, 1999 - October 31, 1999

Settlement Date:                                       15-Nov-99
                                                       ---------

A.       SERIES INFORMATION

         Advanta Leasing Receivables Corp. VIII and
         Advanta Leasing Receivables Corp. IX
         Equipment Receivables Asset-Backed Notes,
         Series 1999-1

I.       SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

         (a.)    Beginning Aggregate Contract Principal Balance .........                                         $ 98,957,861.80
                                                                                                                  ---------------

         (b.)    Contract Principal Balance of all Collections
                 allocable to Contracts .................................                                         $   5,515,701.29
                                                                                                                  ---------------
         (c.)    Contract Principal Balance of Charged-Off Contracts ....                                         $     280,005.70
                                                                                                                  ---------------
         (e.)    Ending Aggregate Contract Principal Balance of all
                 Contracts as of this Settlement Date ...................                                         $ 93,162,154.81
                                                                                                                  ---------------

                 Balances on this Settlement Date
         (d.)    Class A Principal Balance as of this
                 Settlement Date (Class A Note Factor) ..................     0.8245419                           $ 81,527,506.99
                                                                              ---------                           ---------------

         (e1.)   Ending Class A-1 Principal Balance .....................     0.6593601       $ 33,580,871.99
                                                                              ---------       ---------------

         (e2.)   Ending Class A-2 Principal Balance .....................     1.0000000       $ 38,500,927.00
                                                                              ---------       ---------------

         (e3.)   Ending Class A-3 Principal Balance .....................     1.0000000       $  9,445,708.00
                                                                              ---------       ---------------

         (f.)    Ending Class B Principal Balance as of this
                 Settlement Date (Class B Note Factor) ..................     1.0000000                           $ 11,599,991.00
                                                                              ---------                           ---------------



II.      COMPLIANCE RATIOS

         (a.)    Aggregate Contract Balance Remaining ("CBR") of all
                 Contracts ..............................................                                          102,581,440.87
                                                                                                                  ---------------

         (b.)    CBR of Contracts 1 - 30 days delinquent ................                                          $ 9,988,046.70
                                                                                                                  ---------------
         (c.)    % of Delinquent Contracts 1- 30 days as of the
                 related Calculation Date ...............................                                                   9.74%
                                                                                                                  ---------------

         (d.)    CBR of Contracts 31 - 60 days delinquent ...............                                          $ 4,908,047.89
                                                                                                                  ---------------
         (e.)    % of Delinquent Contracts 31- 60 days as of the
                 related Calculation Date ...............................                                                   4.78%
                                                                                                                  ---------------

         (f.)    CBR of Contracts 61 - 90 days delinquent ...............                                          $ 2,384,278.36
                                                                                                                  ---------------
         (g.)    % of Delinquent Contracts 61- 90 days as of the
                 related Calculation Date ...............................                                                    2.32%
                                                                                                                  ---------------

         (h.)    CBR of Contracts 91 - 120 days delinquent ..............                                          $ 1,303,676.90
                                                                                                                  ---------------
         (i.)    % of Delinquent Contracts 91- 120 days as of the
                 related Calculation Date ...............................                                                    1.27%
                                                                                                                  ---------------

         (j1.)   % of Delinquent Contracts 31 days or more as of the
                 related Calculation Date ...............................                                                    8.38%
                                                                                                                  ---------------
         (j2.)   Month 2:                    Sep-99 .....................                                                   8.46%
                                                                                                                  ---------------
         (j3.)   Month 3:                    Aug-99 .....................                                                   6.80%
                                                                                                                  ---------------
         (j4.)   Three month rolling average % of Delinquent
                 Contracts 31 days or more ..............................                                                   7.88%
                                                                                                                  ---------------

         (k1.)   Net Charge-Off % for the related Collection Period
                 (annualized 30/360) ....................................                                                   1.76%
                                                                                                                  ---------------
         (k2.)   Month 2:                    Sep-99 .....................                                                   1.16%
                                                                                                                  ---------------
         (k3.)   Month 3:                    Aug-99 .....................                                                   0.03%
                                                                                                                  ---------------
         (k4.)   Three month rolling average % for Defaulted Contracts ..                                                   0.98%
                                                                                                                  ---------------

                 Does the Cumulative Loss % exceed.......................
         (l1.)   The Loss Trigger Level % from Beginning Period to
                 and including 12th Collection Period ?  Y or N .........                                                     NO
                                                                                                                  ---------------
         (l2.)   The Loss Trigger Level % from 13th Collection
                 Period to and including 24th Collection Period ? Y or N                                                     n/a
                                                                                                                  ---------------
         (l3.)   The Loss Trigger Level % from 25th Collection
                 Period and thereafter ?   Y or N .......................                                                    n/a
                                                                                                                  ---------------


         (m1.)   Residual Realization for the related Collection Period..                                                 132.25%
                                                                                                                  ---------------
         (m2.)   Month 2:                    Sep-99 .....................                                                 127.07%
                                                                                                                  ---------------
         (m3.)   Month 3:                    Aug-99 .....................                                                 175.71%
                                                                                                                  ---------------
         (m4.)   Three month rolling average Residual Realization Ratio..                                                 145.01%
                                                                                                                  ---------------

         (n.)    Does the three month rolling Residual Realization
                 ratio exceed 100%   Y or N .............................                                                    n/a
                                                                                                                  ---------------


III.     FLOW OF FUNDS
         (1.)     The amount on deposit in Available Funds ..............                                         $  6,562,921.87
                                                                                                                  ---------------
         (2.)     The prepayment amounts deposited, if any, by the
                  Issuers' to the Collection Account for removal of
                  defaulted contracts ...................................                                         $             -
                                                                                                                  ---------------
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
         (3.)     Total deposits in the Collection Account to be
                  used as available funds on this Payment Date ..........                                         $  6,562,921.87
                                                                                                                  ---------------

         (a.)     To the Servicer, Unrecoverable Servicer Advances/
                  Initial Unpaid Balance ................................                                         $     84,938.52
                                                                                                                  ---------------
         (b.)     To the Servicer, the Servicing Fee and
                  miscellaneous amounts, if any .........................                                         $     82,464.88
                                                                                                                  ---------------

                  To Series 1999-1 Noteholders:
         (c.)     To Class A, the total Class A Note Interest and
                  Class A Overdue Interest for the related period .......                                         $    462,884.26
                                                                                                                  ---------------
                                     Interest on Class A-1 Notes ........                      $ 195,532.98
                                                                                               ------------

                                     Interest on Class A-2 Notes ........                      $ 213,038.46
                                                                                               ------------

                                     Interest on Class A-3 Notes ........                      $  54,312.82
                                                                                               ------------

         (d.)     Interest on Class B Notes for the related period ......                                         $     70,276.61
                                                                                                                  ---------------

         (e.)     To Series 1999-1Noteholders:
                  To Class A, the total applicable Principal Payment.....                                           $5,795,706.99
                                                                                                                    -------------

                                     Principal Payment to Class
                                     A-1 Noteholders ....................                    $  5,795,706.99
                                                                                             ---------------
                                     Principal Payment to Class
                                     A-2 Noteholders ....................                    $            --
                                                                                             ---------------

                                     Principal Payment to Class
                                     A-3 Noteholders ....................                    $            --
                                                                                             ---------------

                  To Class B for applicable Principal Payment to the
                  extent of the Class B Floor ...........................                                         $            --
                                                                                                                  ---------------


         (f.)     To the Reserve Account :
                  The amount needed to increase the amount in the
                  Reserve Account to the Required Reserve ...............                                         $     66,650.60
                                                                                                                  ---------------


         (g.)     Upon the occurrence of a Residual Event    the lesser of:
                  (A) the remaining Available Funds and .................                     $            --
                                                                                              ---------------
                  (B) the aggregate amount of Residual Receipts
                      included in Available Funds .......................                     $            --
                                                                                              ---------------
                  To be deposited to the Residual Account ...............                                         $            --
                                                                                                                  ---------------

         (h.)     To the Issuers, as owner of the Pledged Assets,
                  any remaining Available Funds on deposit in the
                  Collection Account (the "Issuers' Interest") ..........                                         $          0.00
                                                                                                                  ---------------

IV.      SERVICER ADVANCES

         (a.)    Aggregate amount of Servicer Advances at the beginning
                 of the Collection Period ...............................                                            1,603,907.53
                                                                                                                  ---------------
         (b.)    Servicer Advances reimbursed during the Collection Period                                              43,777.93
                                                                                                                  ---------------
         (c.)    Amount of unreimbursed Service Advances to be
                 reimbursed on the Settlement Date ........................                                                     -
                                                                                                                  ---------------
         (d.)    Servicer Advances made during the related
                 Collection Period ........................................                                            135,374.27
                                                                                                                  ---------------
         (e.)    Aggregate amount of Servicer Advances at the end of
                 the Collection Period ....................................                                          1,695,503.87
                                                                                                                  ---------------
         (f.)    Amount of delinquent Scheduled Payments for which
                 Servicer Advances were not made ..........................                                                     -
                                                                                                                  ---------------


V.       RESERVE ACCOUNT
         (a.)    Amount on deposit at the beginning of the related
                 Collection Period ........................................                                          1,526,596.07
                                                                                                                  ---------------
         (b.)    Amount of interest earnings reinvested for the
                 related Monthly Period ...................................                                              6,583.45
                                                                                                                  ---------------

         (c.)    Amounts used to cover shortfalls, if any,  for the
                 related Collection Period ................................                                                     -
                                                                                                                  ---------------

         (d.)    Amounts transferred from the Collection Account, if
                 applicable ...............................................                                             66,650.60
                                                                                                                  ---------------

         (e.)    Balance remaining before calculating Required
                 Reserve Amount ...........................................                                         1,599,830.12
                                                                                                                  ---------------

         (f.)    Required Reserve Amount needed as of the related
                 Collection Period ........................................                                         4,656,374.90
                                                                                                                  ---------------

         (g1.)   If (d) above is greater than (e), then excess amount
                 to be transferred to the Series Obligors .................                                                    -
                                                                                                                  ---------------
         (g2.)   If (e) is greater than (d), then amount of shortfall .....                                          3,056,544.77
                                                                                                                  ---------------
         (h.)    Amounts on deposit at the end of the related
                 Collection Period (e minus g1) ...........................                                          1,599,830.12
                                                                                                                  ---------------

         (i.)    Is the Required Reserve Amount equal to the balance
                 in the Reserve Account as of the related Collection
                 period ? Y or N ..........................................                                                    NO
                                                                                                                  ---------------


VI.      RESIDUAL ACCOUNT
         (a.)    Amount on deposit at the beginning of the related
                 Collection Period ........................................                                       $             -
                                                                                                                  ---------------
         (b.)    Amounts transferred from the Collection Account ..........                                       $             -
                                                                                                                  ---------------
         (c.)    Amounts used to cover shortfalls for the related
                 Collection Period ........................................                                       $             -
                                                                                                                  ---------------
         (d.)    Amount on deposit at the end of the related
                 Collection Period ........................................                                       $             -
                                                                                                                  ---------------


VII.     ADVANCE PAYMENTS

         (a.)   Beginning aggregate Advance Payments ......................                                       $  1,054,228.96
                                                                                                                  ---------------
         (b.)   Add:  Amount of Advance Payments collected during the related
                Collection Period .........................................                                       $    674,457.00
                                                                                                                  ---------------
         (c.)   Add:  Investment earnings for the related  Collection Period                                      $             -
                                                                                                                  ---------------
         (d.)   Less: Amount of Advance Payments withdrawn for deposit into
                Facility Account ..........................................                                       $   735,264.62
                                                                                                                  ---------------
         (e.)   Ending aggregate Advance Payments .........................                                       $   993,421.34
                                                                                                                  ---------------
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         ADVANTA BUSINESS SERVICES  CORP., as Servicer

         By:                 /s/ John Paris
                             -----------------------

         Title:              Sr. Vice President
                             -----------------------

         Date:               10-Nov-99
                             -----------------------